Exhibit 21

SUBSIDIARIES OF TRANSOCEAN LTD.
(as of December 31, 2013)

Subsidiary Name	Jurisdiction
15375 Memorial Corporation	Delaware
Adriatic 8 Limited	Cayman Islands
Aguas Profundas, Limitada	Angola
Angola Deepwater Drilling Company (Offshore Services) Ltd	Cayman Islands
Angola Deepwater Drilling Company (Operations) Ltd	Cayman Islands
Angola Deepwater Drilling Company Ltd	Cayman Islands
AngoSantaFe - Prestacao de Servicos Petroliferos, Limitada	Angola
Applied Drilling Technology Inc.	Texas
Applied Drilling Technology International Limited	England & Wales
Arcade Drilling AS	Norway
Ashgrove Carriers Ltd.	Liberia
Asie Sonat Offshore Sdn. Bhd.	Malaysia
Blegra Asset Management Limited	Cyprus
Blegra Financing Limited	Cyprus
Campeche Drilling Services Inc.	Delaware
Challenger Minerals (Accra) Inc.	Cayman Islands
Challenger Minerals (Celtic Sea) Limited	British Virgin Islands
Challenger Minerals (Ghana) Limited	Ghana
Challenger Minerals Inc.	California
Cliffs Drilling do Brasil Servicos de Petroleo Ltda.	Brazil
Constellation II Limited	Cayman Islands
Covent Garden - Servicos e Marketing, Sociedade Unipessoal Lda	Portugal
Deepwater Drilling II L.L.C.	Delaware
Deepwater Drilling L.L.C.	Delaware
Deepwater Drilling North Africa LLC - Free Zone	Egypt
Deepwater Pacific 1 Inc.	British Virgin Islands
Deepwater Pacific 2 Inc.	British Virgin Islands
DR Stewart Limited	Cayman Islands
Eaton Industries of Houston, Inc.	Texas
Elder Trading Co.	Liberia
Entities Holdings, Inc.	Delaware
Falcon Atlantic Ltd.	Cayman Islands
Fortress Energy Services LLC	Oman
Global Dolphin Drilling Company Limited	India
Global Marine Inc.	Delaware
Global Mining Resources, Inc.	Philippines
Global Offshore Drilling Limited	Nigeria
GlobalSantaFe (Labuan) Inc.	Malaysia
GlobalSantaFe (Norge) AS	Norway
GlobalSantaFe Arctic Ltd.	Nova Scotia
GlobalSantaFe B.V.	Netherlands
GlobalSantaFe Beaufort Sea Inc.	Delaware
GlobalSantaFe C.R. Luigs Limited	England & Wales
GlobalSantaFe Campeche Holdings LLC	Delaware
GlobalSantaFe Caribbean Inc.	California
GlobalSantaFe Communications, Inc.	Delaware
GlobalSantaFe Corporate Services Inc.	Delaware
GlobalSantaFe de Venezuela Inc.	Delaware
GlobalSantaFe Deepwater Drilling LLC	Delaware
GlobalSantaFe Denmark Holdings ApS	Denmark
GlobalSantaFe Development Inc.	California
GlobalSantaFe do Brasil Ltda.	Brazil
GlobalSantaFe Drilling (N.A.) N.V.	Netherlands Antilles
GlobalSantaFe Drilling (South Atlantic) Inc.	Cayman Islands
GlobalSantaFe Drilling Company	Delaware
GlobalSantaFe Drilling Company (Canada) Limited	Nova Scotia
GlobalSantaFe Drilling Company (North Sea) Limited	England & Wales
GlobalSantaFe Drilling Company (Overseas) Limited	England & Wales
GlobalSantaFe Drilling Mexico, S. de R.L. de C.V.	Mexico
GlobalSantaFe Drilling Operations Inc.	Cayman Islands
GlobalSantaFe Drilling Services (North Sea) Limited	England & Wales
GlobalSantaFe Drilling Trinidad LLC	Delaware
GlobalSantaFe Drilling Venezuela, C.A.	Venezuela
GlobalSantaFe Financial Services (Luxembourg) S.a.r.l.	Luxembourg
GlobalSantaFe GOM Services Inc.	British Virgin Islands
GlobalSantaFe Group Financing Limited Liability Company	Hungary
GlobalSantaFe Holding Company (North Sea) Limited	England & Wales
GlobalSantaFe Hungary Services Limited Liability Company	Hungary
GlobalSantaFe International Drilling Corporation	Bahamas
GlobalSantaFe International Drilling Inc.	British Virgin Islands
GlobalSantaFe International Services Inc.	Panama
GlobalSantaFe Leasing Corporation	Bahamas
GlobalSantaFe Leasing Limited	Cayman Islands
GlobalSantaFe Mexico Holdings LLC	Delaware
GlobalSantaFe Nederland B.V.	Netherlands
GlobalSantaFe Offshore Services Inc.	Cayman Islands
GlobalSantaFe Operations (Australia) Pty Ltd	Western Australia
GlobalSantaFe Operations (BVI) Inc.	Cayman Islands
GlobalSantaFe Operations (Mexico) LLC	Delaware
GlobalSantaFe Operations Inc.	Cayman Islands
GlobalSantaFe Overseas Limited	Bahamas
GlobalSantaFe Saudi Arabia Ltd.	British Virgin Islands
GlobalSantaFe Services (BVI) Inc.	Cayman Islands
GlobalSantaFe Services Netherlands B.V.	Netherlands
GlobalSantaFe Servicios de Venezuela, C.A.	Venezuela
GlobalSantaFe South America LLC	Delaware
GlobalSantaFe Southeast Asia Drilling Pte. Ltd.	Singapore
GlobalSantaFe Tampico, S. de R.L. de C.V.	Mexico
GlobalSantaFe Techserv (North Sea) Limited	England & Wales
GlobalSantaFe U.S. Drilling Inc.	Delaware
GlobalSantaFe U.S. Holdings Inc.	Delaware
GlobalSantaFe West Africa Drilling Limited	Bahamas
GSF Caymans Holdings Inc.	Cayman Islands
GSF Leasing Services GmbH	Switzerland
Hellerup Finance International	Ireland
Indigo Drilling Limited	Nigeria
Intermarine Services (International) Limited	Bahamas
Intermarine Services Inc.	Texas
Intermarine Servicos Petroliferos Ltda.	Brazil
International Chandlers, Inc.	Texas
Key Perfuracoes Maritimas Limitada	Brazil
Minerales Submarinos Mexicanos S.A.	Mexico
Nickel Development Inc.	Philippines
NRB Drilling Services Limited	Nigeria
Oilfield Services, Inc.	Cayman Islands
P.T. Santa Fe Supraco Indonesia	Indonesia
Platform Capital N.V.	Netherlands Antilles
Platform Financial N.V.	Netherlands Antilles
PT. Transocean Indonesia	Indonesia
R&B Falcon (A) Pty Ltd	Western Australia
R&B Falcon (Caledonia) Limited	England & Wales
R&B Falcon (Ireland) Limited	Ireland
R&B Falcon (M) Sdn. Bhd.	Malaysia
R&B Falcon (U.K.) Limited	England & Wales
R&B Falcon B.V.	Netherlands
R&B Falcon Deepwater (UK) Limited	England & Wales
R&B Falcon Drilling (International & Deepwater) Inc. LLC	Delaware
R&B Falcon Drilling Co. LLC	Oklahoma
R&B Falcon Drilling Limited LLC	Oklahoma
R&B Falcon Exploration Co., LLC	Oklahoma
R&B Falcon International Energy Services B.V.	Netherlands
R&B Falcon Offshore Limited, LLC	Oklahoma
R&B Falcon, Inc. LLC	Oklahoma
Ranger Insurance Limited	Cayman Islands
RB Mediterranean Ltd.	Cayman Islands
RBF Drilling Co. LLC	Oklahoma
RBF Drilling Services, Inc. LLC	Oklahoma
RBF Exploration LLC	Delaware
RBF Finance Co.	Delaware
RBF Rig Corporation, LLC	Oklahoma
Reading & Bates Coal Co., LLC	Nevada
Reading & Bates Demaga Perfuraçoes Ltda.	Brazil
Resource Rig Supply Inc.	Delaware
Rig 127 Limited	Cayman Islands
Rig 134 Limited	Cayman Islands
Safemal Drilling Sdn. Bhd.	Malaysia
Santa Fe Braun Inc.	Delaware
Santa Fe Construction Company	Delaware
Santa Fe Drilling Company (U.K.) Limited	England & Wales
Santa Fe Drilling Company of Venezuela, C.A.	California
Santa Fe Servicos de Perfuracao Limitada	Brazil
Saudi Drilling Company Limited	Saudi Arabia
SDS Offshore Limited	England
Sedco Forex Holdings Limited	Cayman Islands
Sedco Forex International Services, S.A.	Panama
Sedco Forex International, Inc.	Panama
Sedco Forex of Nigeria Limited	Nigeria
Sedco Forex Technology, Inc.	Panama
Sedneth Panama, S.A.	Panama
Sefora Maritime Limited	Cayman Islands
Services Petroliers Transocean	France
Servicios Petroleros Santa Fe, S.A.	Venezuela
Shore Services, LLC	Texas
Sonat Offshore do Brasil Perfuracoes Maritimas Ltda.	Brazil
Sonat Offshore S.A.	Panama
T. I. International Mexico S. de R.L. de C.V.	Mexico
TODDI Holdings LLC	Delaware
Transocean 1 AS	Norway
Transocean Africa Drilling Limited	Cayman Islands
Transocean Alaskan Ventures Inc.	Delaware
Transocean Andaman Limited	Cayman Islands
Transocean Ao Thai Limited	Cayman Islands
Transocean Arctic Limited	Cayman Islands
Transocean Asia Services Sdn Bhd	Malaysia
Transocean Barents ASA	Norway
Transocean Benefit Services Srl	Barbados
Transocean Brasil Ltda.	Brazil
Transocean Britannia Limited	Cayman Islands
Transocean Canada Co.	Nova Scotia
Transocean Canada Drilling Services Ltd.	Nova Scotia
Transocean Construction Management Ltd.	Cayman Islands
Transocean Corporate Services Limited	Cayman Islands
Transocean Cunningham LLC	Delaware
Transocean Cyprus Capital Management Public Limited	Cyprus
Transocean Cyprus Drilling Operations Public Limited	Cyprus
Transocean Deepwater Drilling Services Limited	Cayman Islands
Transocean Deepwater Frontier Limited	Cayman Islands
Transocean Deepwater Holdings Limited	Cayman Islands
Transocean Deepwater Inc.	Delaware
Transocean Deepwater Mauritius	Mauritius
Transocean Deepwater Nautilus Limited	Cayman Islands
Transocean Deepwater Pathfinder Limited	Cayman Islands
Transocean Deepwater Seafarer Services Limited	Cayman Islands
Transocean Discoverer 534 LLC	Delaware
Transocean Drilling (Nigeria) Ltd.	Nigeria
Transocean Drilling (U.S.A.) Inc.	Texas
Transocean Drilling Israel Ltd.	Cayman Islands
Transocean Drilling Limited	Scotland
Transocean Drilling Namibia Inc.	Cayman Islands
Transocean Drilling Offshore International Limited	Cayman Islands
Transocean Drilling Offshore S.a.r.l.	Luxembourg
Transocean Drilling Offshore Ventures Limited	Cayman Islands
Transocean Drilling Resources Limited	Cayman Islands
Transocean Drilling Sdn. Bhd.	Malaysia
Transocean Drilling Services (India) Private Limited	India
Transocean Drilling Services Inc.	Delaware
Transocean Drilling Services Offshore Inc.	British Virgin Islands
Transocean Drilling Turkey Limited	Cayman Islands
Transocean Drilling U.K. Limited	Scotland
Transocean Eastern Pte. Ltd.	Singapore
Transocean Enterprise Inc.	Delaware
Transocean Entities Holdings GmbH	Switzerland
Transocean Finance Limited	Cayman Islands
Transocean Financing GmbH	Switzerland
Transocean GSF Monitor Limited	Cayman Islands
Transocean Holdings LLC	Delaware
Transocean Hungary Holdings LLC	Hungary
Transocean Inc.	Cayman Islands
Transocean Inc. Luxembourg Asset Management S.C.S.	Luxembourg
Transocean India Limited	Cayman Islands
Transocean Innovation Labs Ltd.	Cayman Islands
Transocean International Drilling Limited	Cayman Islands
Transocean International Holdings Limited	Cayman Islands
Transocean International Resources, Limited	British Virgin Islands
Transocean Investimentos Ltda.	Brazil
Transocean Investments S.a.r.l.	Luxembourg
Transocean Labrador Limited	Cayman Islands
Transocean Magellan Limited	Cayman Islands
Transocean Management Inc.	Delaware
Transocean Management Ltd.	Switzerland
Transocean Marine Limited	Cayman Islands
Transocean Mediterranean LLC	Delaware
Transocean Nautilus Limited	Cayman Islands
Transocean North Africa Inc.	Cayman Islands
Transocean North Sea Limited	Bahamas
Transocean Norway Drilling AS	Norway
Transocean Norway Operations AS	Norway
Transocean Norway Operations Support AS	Norway
Transocean Offshore (Cayman) Inc.	Cayman Islands
Transocean Offshore (North Sea) Ltd.	Cayman Islands
Transocean Offshore (U.K.) Inc.	Delaware
Transocean Offshore Canada Services Ltd.	Nova Scotia
Transocean Offshore Caribbean Sea, L.L.C.	Delaware
Transocean Offshore Deepwater Drilling Inc.	Delaware
Transocean Offshore Deepwater Holdings Limited	Cayman Islands
Transocean Offshore Drilling Limited	England & Wales
Transocean Offshore Drilling Services LLC	Delaware
Transocean Offshore Europe Limited	Cayman Islands
Transocean Offshore Gulf of Guinea II Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea III Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea IV Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea IX Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea V Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea VI Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea VII Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea VIII Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea X Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea XI Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea XII Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea XIII Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea XIV Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea XV Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea XVI Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea XVII Limited	British Virgin Islands
Transocean Offshore Holdings Limited	Cayman Islands
Transocean Offshore International Limited	Cayman Islands
Transocean Offshore International Ventures Limited	Cayman Islands
Transocean Offshore Limited	Cayman Islands
Transocean Offshore Management Services Limited	Cayman Islands
Transocean Offshore Nigeria Limited	Nigeria
Transocean Offshore Norway Inc.	Delaware
Transocean Offshore Norway Services AS	Norway
Transocean Offshore PR Limited	Cayman Islands
Transocean Offshore Services Ltd.	Cayman Islands
Transocean Offshore USA Inc.	Delaware
Transocean Offshore Ventures Inc.	Delaware
Transocean Onshore Support Services Limited	Scotland
Transocean Pacific Drilling Holdings Limited	Cayman Islands
Transocean Pacific Drilling Inc.	British Virgin Islands
Transocean Payroll Services SRL	Barbados
Transocean Perfuracoes Ltda.	Brazil
Transocean Rig 140 Limited	Cayman Islands
Transocean Rig Management Limited	Cayman Islands
Transocean Rig Services Offshore LLC	Delaware
Transocean Sedco Forex Ventures Limited	Cayman Islands
Transocean Services AMA JLT	Dubai Multi Commodities Centre
Transocean Services AS	Norway
Transocean Services Offshore LLC	Delaware
Transocean Services UK Limited	England & Wales
Transocean Seven Seas LLC	Delaware
Transocean Siam Driller Limited	Cayman Islands
Transocean Spitsbergen ASA	Norway
Transocean Support Services Limited	Cayman Islands
Transocean Support Services Nigeria Limited	Nigeria
Transocean Support Services Private Limited	India
Transocean Technical Services Egypt LLC	Egypt
Transocean Technical Services Inc.	Panama
Transocean Technology Innovations LLC	Delaware
Transocean Treasury Services SRL	Barbados
Transocean Trident VI Limited	Cayman Islands
Transocean Trident XVII Limited	Cayman Islands
Transocean UK Limited	England & Wales
Transocean West Africa Holdings Limited	Cayman Islands
Transocean West Africa South Limited	Cayman Islands
Transocean Worldwide Inc.	Cayman Islands
Trident 4 Limited	Cayman Islands
Triton Asset Leasing GmbH	Switzerland
Triton Drilling Limited	Cayman Islands
Triton Drilling Mexico LLC	Delaware
Triton Financing LLC	Hungary
Triton Holdings Limited	British Virgin Islands
Triton Hungary Asset Management LLC	Hungary
Triton Hungary Investments 1 Limited Liability Company	Hungary
Triton Industries, Inc.	Panama
Triton Management Services LLC	Hungary
Triton Nautilus Asset Leasing GmbH	Switzerland
Triton Nautilus Asset Management LLC	Hungary
Triton Offshore Leasing Services Limited	Malaysia
Triton Pacific Limited	England
TSSA - Servicos de Apoio, Lda.	Angola
Turnkey Ventures de Mexico Inc.	Delaware
Wilrig Offshore (UK) Limited	England & Wales